UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                                   JACLYN, INC
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                                      -2-

                                  JACLYN, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
     JACLYN, INC.


         PLEASE TAKE NOTICE that the 2007 Annual Meeting of Stockholders of JACLYN, INC., a Delaware corporation (the "Company"), will be held at the Company's offices, 197 West Spring Valley Avenue, Maywood, New Jersey 07607, on Wednesday, November 28, 2007, at 9:00 A.M., prevailing local time, for the following purposes:

                  1. To elect nine directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

                  2. To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2008;

                  3.       To approve the 2007 Jaclyn, Inc. Stock Incentive
         Plan; and

                  4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

         Only stockholders of record at the close of business on October 19, 2007 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

         Your attention is called to the proxy statement on the following pages. We hope that you will attend the Annual Meeting. If you do not plan to attend, please complete, sign, date and mail the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.


                                       By Order of the Board of Directors

                                               Jaclyn Hartstein
                                                  Secretary

October 29, 2007

         THE BOARD OF DIRECTORS REQUESTS ALL STOCKHOLDERS TO PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

                                  JACLYN, INC.
                          197 West Spring Valley Avenue
                            Maywood, New Jersey 07607

                              _____________________

                                 PROXY STATEMENT
                              _____________________


         This proxy statement is being furnished to stockholders on or about October 29, 2007 in connection with the solicitation by the Board of Directors of Jaclyn, Inc. (which we refer to as the "Board of Directors" or the "Board") of proxies in the enclosed form for use at the Annual Meeting of Stockholders to be held on November 28, 2007 and at any postponements and adjournments thereof. In this proxy statement, we refer to Jaclyn, Inc. as "we," "us," "our," or the "Company" and we refer to the 2007 Annual Meeting of Stockholders, as it may be adjourned or postponed, as the "Annual Meeting." Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted with respect to all shares represented by it in accordance with the instructions, if any, given in such proxy or, in the absence of any instruction, for the election of all of the nominees named herein to serve as directors, for ratification of the appointment of Deloitte & Touche LLP as our independent auditors and for approval of the 2007 Jaclyn, Inc. Stock Incentive Plan. Any proxy may be revoked by the person giving the proxy by written notice received by the Secretary of the Company at any time prior to its use or by voting in person at the Annual Meeting.

         Only stockholders of record at the close of business on October 19, 2007 will be entitled to notice of and to vote at the Annual Meeting. We refer to that time and date as the "record date." On the record date, there were outstanding 2,468,614 shares of our common stock. Each share of common stock entitles the record holder thereof to one vote. The presence, in person or by proxy, of a majority of the shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

         The affirmative vote of a plurality of votes cast at the Annual Meeting is required to elect directors. The affirmative vote of a majority of shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008 and to approve the 2007 Jaclyn, Inc. Stock Incentive Plan.


                 SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

         The following table sets forth information on the record date with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the "Exchange Act"), who is known to us to be the beneficial owner of more than 5% of our common stock, our only outstanding class of voting securities:

Name and Address of                 Amount and Nature of         Percent
Beneficial Ownership                Beneficial Ownership*        of Class
--------------------                ---------------------        --------

Allan Ginsburg....................      196,861(1)(2)               7.9%
  197 West Spring Valley Avenue
  Maywood, New Jersey 07607

Robert Chestnov...................      176,654(1)(3)               7.2%
  197 West Spring Valley Avenue
  Maywood, New Jersey 07607

Howard Ginsburg...................      175,047(1)(4)               7.0%
  197 West Spring Valley Avenue
  Maywood, New Jersey 07607

Bonnie Sue Levy...................      213,968(1)(5)               8.7%
  197 West Spring Valley Avenue
  Maywood, New Jersey 07607

----------------------

* Except as otherwise indicated, each person listed above has sole voting and dispositive power with respect to the shares indicated as beneficially owned by such person.
(1) Such stockholder, along with certain of his or her family members, trusts and custodianships for the benefit of such stockholder and his or her family members, unrelated individuals, and the Company are parties to a stockholders agreement, described below under the caption "Stockholders Agreement," which provides, among other things, that a committee of four of the signatory stockholders may direct the vote of the shares as to which such stockholder may have or share voting power. On the record date, 1,257,643 shares of our common stock (50.9%) were subject to this stockholders agreement.
(2) Includes 8,470 shares of our common stock held by Mr. Ginsburg in an individual retirement account and 17,500 shares Mr. Ginsburg has the right to acquire pursuant to presently exercisable stock options. Also includes 29,884 shares held of record by Mr. Ginsburg as custodian for his children, 10,769 shares owned by Mr. Ginsburg's wife, and 1,984 shares owned by a charitable foundation of which Mr. Ginsburg serves as an officer and trustee, with respect to which Mr. Ginsburg shares voting and dispositive power. Mr. Ginsburg disclaims beneficial ownership of all of such shares.
(3) Includes 10,953 shares held by Mr. Chestnov in an individual retirement account. Also includes 27,423 shares held of record by Mr. Chestnov as co-trustee of a trust with respect to which he shares voting and dispositive power, 3,500 shares owned by a charitable foundation of which Mr. Chestnov serves as an officer and director, 372 shares of our common stock owned by Mr. Chestnov's wife and 6,906 shares held of record by her as custodian for their children, with respect to all of which shares Mr. Chestnov disclaims beneficial ownership.
(4) Includes 8,470 shares held by Mr. Ginsburg in an individual retirement account and 17,500 shares Mr. Ginsburg has the right to acquire pursuant to presently exercisable stock options. Also includes 55,114 shares of our common stock held of record by Mr. Ginsburg as custodian for his children and 1,800 shares owned by his wife, with respect to all of which shares Mr. Ginsburg disclaims beneficial ownership.
(5) Includes 6,164 shares held by Mrs. Levy in an individual retirement account.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information on the record date as to the ownership of shares of our common stock, which is our only outstanding class of equity securities, with respect to (a) each director and nominee for director,
(b) each executive officer named in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION" below (who we refer to as our "Named Officers"), and (c) all directors and executive officers of the Company as a group (10 persons):

                                                 Amount and Nature of      Percent
         Name of Beneficial Owner               Beneficial Ownership(1)    of Class
         ------------------------               -----------------------    --------
         Abe Ginsburg.........................         69,223(2)             2.8%
         Allan Ginsburg.......................        196,861(3)             7.9%
         Robert Chestnov......................        176,654(4)             7.2%
         Howard Ginsburg......................        175,047(5)             7.0%
         Martin Brody.........................         16,387(6)               *
         Richard Chestnov.....................         64,273(7)             2.6%
         Albert Safer.........................              0                 --
         Norman Axelrod.......................         12,000(8)               *
         Harold Schechter.....................          6,000(9)               *
         Anthony Christon.....................          7,500                  *
         All directors and executive
         officers as a group (10 persons).....        693,022(10)           27.3%

-------------------------
*    Less than one (1%) percent.

(1) Except as otherwise indicated below, each person named above and each person in the group referred to above has sole voting and dispositive power with respect to shares indicated as beneficially owned by such person or group.
(2) Includes 65,769 shares of our common stock owned by a charitable foundation in which Abe Ginsburg serves as an officer and director and with respect to which Mr. Ginsburg shares voting and dispositive power, and 2,581 shares owned by a charitable foundation of which Mr. Ginsburg serves as an officer and director, and with respect to which shares Mr. Ginsburg has sole voting and dispositive power. Mr. Ginsburg disclaims beneficial ownership of all such shares.
(3) See footnotes (1) and (2) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Allan Ginsburg of our common stock.
(4) See footnotes (1) and (3) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Robert Chestnov of our common stock.

(5) See footnotes (1) and (4) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Howard Ginsburg of our common stock.
(6) Includes 16,000 shares of our common stock which Mr. Brody has the right to acquire pursuant to presently exercisable stock options.
(7) Richard Chestnov holds 27,423 of the shares set opposite his name as co-trustee of a trust, 3,500 of the shares set opposite his name as an officer and director of a charitable foundation, with respect to which, in each case, he shares voting and dispositive power, and 200 shares as custodian for his child. Mr. Chestnov disclaims beneficial ownership of such shares.
(8) Includes 12,000 shares of our common stock which Mr. Axelrod has the right to acquire pursuant to presently exercisable stock options.
(9) Includes 6,000 shares of our common stock which Mr. Schechter has the right to acquire pursuant to presently exercisable stock options.
(10) Reference is made to footnotes (1) through (9) above. Includes an aggregate of 69,000 shares of our common stock which our directors and executive officers have the right to acquire pursuant to presently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership, and reports of changes of ownership, of our equity securities with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, or written representations that no statements were required, we believe that all statements required to be filed by our executive officers and directors with respect to our fiscal year ended June 30, 2007 were timely filed.

Stockholders Agreement

         Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg, certain other family members, trusts and custodianships for the benefit of such individuals and family members, unrelated individuals, and the Company are parties to a second amended and restated stockholders agreement dated as of May 12, 2003 (we refer to this stockholders agreement, as amended to date, as the "Stockholders Agreement"). The Stockholders Agreement, among other things, entitles Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg, in their capacity as a stockholders' committee, acting by the vote of at least two-thirds, or by the unanimous written consent, of the members of the stockholders committee, for a period of fifteen years from the date of the Stockholders Agreement, to direct the voting of the shares of common stock with respect to which the signatory stockholders have or share, or may hereafter have or share, voting power with respect to all matters submitted to our stockholders at any annual or special meeting of stockholders or pursuant to a written consent in lieu thereof. On the record date, the stockholders committee was entitled under the Stockholders Agreement to direct the vote as to 1,257,643 shares of our common stock (50.9%).

Controlled Company

         As described above, under the Stockholders Agreement the members of the stockholders committee share the power to direct the vote of 50.9% of the issued and outstanding shares of our common stock (1,257,643 shares). Accordingly, the Company is a "controlled company" within the meaning of the corporate governance rules of the American Stock Exchange, or "Amex."

                          ITEM 1: ELECTION OF DIRECTORS

Nominees for Election

         A board of directors consisting of nine directors is to be elected by stockholders at the Annual Meeting to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted for the election of the nominees named in the following table, all of whom are now directors. All nominees have consented to being named in this proxy statement and to serve if elected. While our Board of Directors has no reason to believe that any of those named will not be available as a candidate for election as a director, should such a situation arise, proxies may be voted for the election of the remaining named nominees and for such substitute nominee or nominees as the holders of the proxies may determine.

         Certain information with respect to each director is set forth in the following table:

                                           Director
Name                              Age        Since       Principal Occupation
----                              ---        -----       --------------------
Abe Ginsburg ................      90         1968       Chairman of the Executive
                                                           Committee of the Company
Allan Ginsburg ..............      65         1968       Chairman of the Board of the
                                                           Company
Robert Chestnov .............      59         1981       President and Chief Executive
                                                           Officer of the Company
Howard Ginsburg .............      65         1981       Vice Chairman of the Board of the
                                                           Company
Martin Brody ................      86         1980       Private Investor
Richard Chestnov ............      62         1988       Private Investor
Albert Safer ................      59         1997       President of Safer Textile Processing and
                                                           Kuttner Prints, textile mills
Norman Axelrod ..............      55         2000       Chairman of the Board of Directors of
                                                           General Nutrition Centers, Inc. and
                                                           affiliated companies
Harold Schechter ............      63         2003       Chief Financial Officer of Global
                                                           Design Concepts, Inc., a
                                                           manufacturer and distributor of
                                                           handbags and related products

Information Concerning the Board of Directors

         The business experience during the last five years of the directors of the Company is as follows:

         Abe Ginsburg has been Chairman of the Executive Committee of the Company since November 29, 1988.

         Allan Ginsburg has been Chairman of the Board of the Company since November 29, 1988.

         Robert Chestnov has been the President and Chief Executive Officer of the Company since November 29, 1988.

         Howard Ginsburg has been Vice Chairman of the Board of the Company since November 29, 1988.

         Martin Brody has been a private investor since his retirement on January 1, 1994. From April 1990 through December 1993, Mr. Brody was Vice Chairman of the Board of Restaurant Associates Corporation, the owner and operator of specialty restaurants, and was Chairman of its Board for more than five years prior thereto. Mr. Brody also serves as a director of a number of Salomon Smith Barney mutual funds and preferred income funds.

         Richard Chestnov has been a private investor since 1992. Before then, he was a partner of Chego International, an apparel importer.

         Albert Safer has been President of Safer Textile Processing and Kuttner Prints, textile mills, for more than the past five years. Mr. Safer has also served as President of Safer Development and Management, which is engaged in real estate development and management, for more than the past five years.

         Norman Axelrod has been Chairman of the Board of Directors of General Nutrition Centers, Inc., a specialty retailer of health and wellness products, and certain affiliated companies, since March 2007. From March 2006 to March 2007, Mr. Axelrod was a private investor. From 1988 until March 2006, Mr. Axelrod served as Chief Executive Officer of Linens 'n Things, Inc., a leading, national large format retailer of home textiles, housewares and home accessories, was Chairman of the Board of that company from 1997 until March 2006, and through 2000, he also held the additional post of President. Mr. Axelrod also serves as a director of Maidenform Brands, Inc.

         Harold Schechter has been Chief Financial Officer of Global Design Concepts, Inc., a manufacturer and distributor of handbags and related products, since January 2005. From October 2004 until January 2005, Mr. Schechter was the Chief Financial Officer of Diamond Chemical Company Inc., a manufacturer of cleaning chemicals. Mr. Schechter served as Vice President, Chief Operating Officer and Chief Financial Officer of Creative Salon Products, an importer and distributor of beauty products, from January 2003 to October 2004, and as Vice President, Chief Operating Officer and Chief Financial Officer of William H. Ranney Associates Inc., which was also an importer and distributor of beauty products, from May 2001 to December 2002. From January 1999 to April 2001, Mr. Schechter served as Vice President-Operations and Purchasing of Monarch Luggage Inc., an importer and distributor of luggage and related items.

         Directors' Independence. Our common stock is listed for trading on the Amex. The corporate governance rules of the Amex generally require that all members of an Amex-listed issuer's board of directors and audit committee be "independent directors," as defined under those rules, that nominees for its board of directors be selected by a nominating committee comprised solely of independent directors, or if there is no nominating committee, by a majority of independent directors, and that the compensation of its chief executive officer be determined or recommended by a compensation committee comprised solely of independent directors, or if there is no compensation committee, by a majority of independent directors. As noted above, however, the Company is a "controlled company" within the meaning of the corporate governance rules of the Amex (meaning that over 50% of the voting power of our common stock is held by the group described above under the caption "Stockholders Agreement"). Accordingly, we are exempt from these rules other than the requirement that the members of our audit committee be independent directors. The Board of Directors has determined that Messrs. Brody, Safer, Axelrod and Schechter meets the independence requirements for members of the Board of Directors under the listing standards of the Amex, and the other members of the Board do not meet such requirements. The Board of Directors also has determined that each of the members of our audit committee, which consists of Harold Schechter (Chairman), Martin Brody and Albert Safer, meets the requirements for audit committee membership under the Amex corporate governance rules for audit committee eligibility.

         Family Relationships. Abe Ginsburg, Chairman of the Executive Committee and a director of the Company, is the father of Howard Ginsburg, Vice Chairman of the Board and a director of the Company. Allan Ginsburg, Chairman of the Board and a director of the Company, is a nephew of Abe Ginsburg and is a first cousin of Howard Ginsburg. Robert Chestnov, President, Chief Executive Officer and a director of the Company, and Richard Chestnov, a director of the Company, are brothers.

         Meetings and Committees. During the Company's fiscal year ended June 30, 2007 the Board of Directors held four meetings. Each director except Martin Brody attended at least 75% of the meetings of the Board of Directors, and of committees of the Board on which he served, during fiscal 2007. The Company's policy is that directors should make every reasonable effort to attend each annual meeting of stockholders. At the 2006 annual meeting of stockholders, seven of the nine members of the Board were in attendance.

         The Company does not have a compensation committee, the functions of which are performed by the Company's Executive Committee and are described below under the caption "Compensation Discussion and Analysis" and, with regard to stock options, the Stock Option Committee. The Executive Committee, whose members are Abe Ginsburg (Chairman), Allan Ginsburg, Robert Chestnov and Howard Ginsburg, meets informally throughout the Company's fiscal year. The Stock Option Committee, whose present members are Martin Brody and Richard Chestnov, did not meet during fiscal 2007. The Company's Audit Committee, which consists of Harold Schechter (Chairman), Martin Brody and Albert Safer, held four meetings during the fiscal year ended June 30, 2007. The Board of Directors has determined that Mr. Schechter is an audit committee financial expert within the meaning of Securities and Exchange Commission regulations. The Audit Committee's primary function is to assist the Company's Board of Directors in fulfilling the Board's oversight responsibility by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that may be established from time to time, and the Company's auditing, accounting and financial reporting processes generally. A copy of the Audit Committee's charter was included as an exhibit to our proxy statement relating to our 2005 annual meeting of stockholders; it is not available on our website.

         Nominations Process. The Company does not have a nominating committee or charter. Historically, the entire Board of Directors has selected nominees for election as directors and the Board believes that this process works well. As a "controlled company" under the corporate governance rules of the Amex, we are not required to maintain either a standing nominating committee comprised solely of independent directors, or to select nominees by a majority of independent directors.

         The Board will consider nominees that come to its attention from present members of the Board, from employees and other persons, including our stockholders. Consideration of potential nominees typically will involve a series of internal discussions, review of information concerning the candidate, and, if appropriate, interviews with selected candidates. While no single factor is determinative in reviewing potential candidates for election to the Board, and there are no specific, minimum qualifications that a nominee must possess, the Board believes that the following factors generally should be considered in the process of selecting nominees for election as directors, whether the individual is recommended by the Board or by a stockholder: applicable laws, rules, and regulations, as well as the listing standards of the Amex; educational experience, work experience and business acumen generally; the then current size and make-up of the Board; a willingness to work productively with the other members of the Board; the ability of the prospective nominee to represent the interests of our stockholders generally; professional experience in the handbag, accessories, apparel, retail, licensing, importing, manufacturing and/or related industries; the prospective nominee's ability to dedicate sufficient time, energy and attention to the performance of his or her duties as a director of the Company; the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for membership on the Board; and personal qualities of leadership, character, integrity and judgment. A nominee to the Board of Directors may, under certain circumstances, be required to be independent within the meaning of the corporate governance rules of the Amex and applicable Securities and Exchange Commission regulations. These factors, and any other qualifications considered useful by the Board, are reviewed in the context of an assessment of our perceived needs and those of the Board at a particular point in time. As a result, the priorities and emphasis of the Board may change from time to time to consider, among other things, changes in the financial position of the Company, business trends, and the contributions and prospective contributions of members of, and nominees for membership on, the Board. The Board will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board. A stockholder seeking to recommend a prospective nominee for consideration by the Board may submit the nominee's name and qualifications to the Company by mailing it to Secretary, Jaclyn, Inc., 197 West Spring Valley Avenue, Maywood, New Jersey 07607. The Board will not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Board does not intend to recommend the nomination of a sitting director for re-election.

         Stockholder Communications. Stockholders who desire to communicate with the Board, or with a specific director, including on an anonymous or confidential basis, may do so by delivering a written communication to the Board, or to the specific director, c/o the Secretary of the Company, at Jaclyn, Inc., 197 West Spring Valley Avenue, Maywood, New Jersey 07607. The envelope of any communication which a stockholder wishes to be confidential should be conspicuously marked "Confidential" and the Secretary will not open the communication. The Secretary promptly will forward all stockholder communications to the Board and any specified directors.

         Code of Ethics. The Company has adopted a code of ethics for its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

Audit Committee Report

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing our accounting, auditing and financial reporting practices. The Company's independent registered public accounting firm has the responsibility for the examination of our annual financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's fiscal year ended June 30, 2007 the Audit Committee:

         o Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2007 with management and Deloitte & Touche, LLP, our independent registered public accounting firm;

         o Discussed with Deloitte & Touche, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

         o Received the written disclosures and the letter from Deloitte & Touche, LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with Deloitte & Touche, LLP that firm's independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended June 30, 2007 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                       Respectfully,


                                       Harold Schechter, Chairman
                                       Martin Brody
                                       Albert Safer

                      COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy and Objectives

         We have designed our executive compensation programs to attract, motivate and retain key executives of superior ability. Our main objectives are to reward individuals for their contributions to our performance and provide them with a stake in our long-term success. Compensation programs for our executives are constructed in an effort to reward them, in the short-term, for individual performance and overall corporate performance through a combination of base salary and discretionary bonuses, as well as with a longer term view of enhancing shareholder value by tying a portion of their compensation directly to the performance of our common stock.

General Executive Compensation Process

         Our Board of Directors has designated the Executive Committee of the Company, comprised of Abe Ginsburg (Chairman), Allan Ginsburg, Robert Chestnov and Howard Ginsburg, to review and expressly approve the compensation of our executive officers, including each of the Named Officers. No member of the Executive Committee participates in the determination of his compensation. Since we are a "controlled company" within the meaning of the rules of the American Stock Exchange, we are not required to maintain a compensation committee comprised of independent directors. The compensation of other executives are initially determined by our Chief Executive Officer, and submitted to the Executive Committee for review and approval. Our Stock Option Committee, consisting of Martin Brody and Richard Chestnov, approves the grant of all stock options to such individuals.

Elements of Compensation

        The primary elements of our executive compensation are as follows:

         o        An annual base salary
         o        Bonus compensation, in the discretion of the Executive
                  Committee
         o A long-term incentive component, generally consisting of the grant of stock options
         o        Perquisites and other personal benefits
         o Retirement benefits by virtue of a 401(k) plan which is available generally to all of our employees

         We do not objectively allocate compensation between currently paid and long-term compensation, or among cash and non-cash compensation. Instead, the Executive Committee and the Stock Option Committee believe that they should be able to maintain our overall objective of attracting, motivating and retaining our key executives while at the same time preserving discretion to increase or decrease variable compensation on a year-to-year basis depending on individual and corporation performance, or, in fact, not to pay any such compensation in any particular year if the Executive Committee and/or the Stock Option Committee considers that to be appropriate.

         Base Salary. Base salary provides an executive with basic compensation, and reflects, in part, the skill, experience, and overall value an individual brings to our business, as well as the individual's length of service and historic performance. The Executive Committee has retained the discretion to increase or decrease those base salary levels in its discretion. Annual reviews are typically made of the base salary of each executive officer, and annual adjustments made if the Executive Committee believes any adjustments are necessary. However, when warranted by business considerations, such as profitability, gross margin levels, and/or cash flow considerations, among others, annual increases in base salary may not be made at all.

         During its deliberations for fiscal 2007, the Executive Committee considered, among other things, that under the leadership of Mr. Chestnov and our other executive officers, we experienced our eighth consecutive year of sales increases, including a significant increase of 22% in 2007 compared with the prior year, and a 17.5% increase in gross profit dollars. While the Executive Committee noted that earnings decreased in 2007 compared to the prior year, it also was aware that the decrease was solely attributable to the final settlement of our pension plan, which had been terminated and replaced with a less expensive 401(k) plan that would benefit our financial results on a comparative basis in future years. In that regard, the Executive Committee considered that without the pension plan settlement, the Company's net earnings for fiscal 2007 would have been $2,679,000, an increase of approximately 75% compared to our last fiscal year, and net earnings per diluted share would have been $1.06, compared to $.60 last year. However, despite the substantial gains we realized in net sales, gross profit, and net earnings after excluding the one-time pension settlement for 2007 when compared to 2006, the Executive Committee decided to make a relatively modest adjustment in the base salaries of our President, Chairman or Vice Chairman (an increase of approximately 6.1% for each), and our Chief Financial Officer (an increase of 8.6%) and, instead, to grant bonuses to our executive officers as noted below to reward them for their performance during our last fiscal year.

         Bonuses. Cash bonuses are awarded on a discretionary basis. Bonuses are not based on any particular performance metric and are discretionary based on a review of each executive officer's performance during the year. The Executive Committee believes that retaining flexibility allows them to consider a number of factors that an objective performance metric may not allow.

         After having considered the factors noted above under the caption "Base Salary," the Executive Committee determined to award Mr. Chestnov an increase in bonus compensation for 2007 compared to 2006, while the bonus compensation of our Chairman and Vice Chairman did not change. In addition, due to Mr. Christon's substantial contributions to our success as our chief financial officer, he received a modest increase in his bonus compensation compared to 2006.

         Equity Compensation. We designed the long-term component of our executive compensation to ensure a certain commonality between our executives and our investors. We have in the past utilized stock options as the primary method of providing long-term and equity-based compensation. Grants under our 2000 Stock Option Plan, or the 2000 Plan, along with annual bonuses, have been, and continue to be, the primary methods used by us to motivate our executives, and to allow them to participate in the growth of stockholder value through increases in the price of our shares of common stock, and to link their interests with those of our stockholders. The 2000 Plan provides for the grant, in the discretion of the Stock Option Committee, of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance and other awards. The Stock Option Committee may, in connection with the grant of each option or award, establish one or more objective criteria (which may include reference to revenues, margin, profits or other goals) to determine whether the options or awards vest or otherwise will become exercisable, and/or whether any amounts will become payable.

         No options or other awards were granted in fiscal 2007. The Stock Option Committee noted that the Executive Committee granted bonus compensation to the Named Officers and determined that the grant of stock options as additional compensation was not warranted for fiscal 2007. Nevertheless, we consider the grant of options and awards from time to time during the year, and also on an annual basis in connection with the determinations made by the Executive Committee and the Stock Option Committee on overall compensation of our executives.

         To provide the Company with some additional flexibility in determining the mix of cash and non-cash compensation to be paid to its executive officers, the Board of Directors has adopted, subject to approval by stockholders at the annual meeting, the 2007 Incentive Stock Plan. The 2007 Incentive Stock Plan, if approved by stockholders, would permit the grant of a broader group of stock-based grants, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units, and stock awards to employees and, except for incentive stock options, similar grants and awards to non-employee directors.

         Perquisites and Other Benefits. We structure our other compensation to provide competitive benefit packages to all our employees, including our executives. We often offer certain perquisites to certain of our executives, primarily automobiles and related allowances, supplemental health and life insurance, and club memberships. We have used these perquisites as a retention tool and as a relatively inexpensive method of rewarding our executives, particularly when it is viewed as a part of our overall compensation programs that do not presently include employment agreements for any of our executive officers and that, accordingly, rely in large part on the discretion of the Executive Committee and the Stock Option Committee.

         The only other benefits in which our executives may participate are plans that are generally available to our employees, including health insurance and a 401(k) plan, and do not discriminate in scope, term or operation in favor of our executive officers. We do not offer any of our executives any pension or retirement benefits that are not otherwise enjoyed by our employees in general, including the annual Company contribution to participants' accounts under our 401(k) plan.

         Certain Accounting and Tax Considerations. We are aware that base salary, cash bonuses, stock-based awards, and other elements of our compensation programs generate charges to earnings under generally accepted accounting principles (including as provided in SFAS 123R). We generally do not adjust compensation components based on accounting factors. With respect to tax treatment, we will consider the tax effect of types of compensation, including whether we should structure incentive compensation to secure the deduction for the performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Internal Revenue Code." Section 162(m) denies a deduction for compensation paid to a named executive officer in a taxable year for compensation in excess of $1,000,000 unless such excess amount meets the definition of "performance-based compensation." It is possible, however, that portions of any future grants or awards may not qualify as "performance-based compensation," and, when combined with salary and other compensation to a named executive officer, may exceed this limitation in any particular year.

         Stock Ownership Guidelines

         We do not have formal stock ownership guidelines for our executive officers or directors. Most of our executive officers have substantial holdings in our common stock, and have held their shares of common stock for many years. We do not have a policy that specifically prohibits our executive officers from hedging the risk of stock ownership in our company; however, based on historical experience, we do not believe that to be a significant risk for our company.

Report of Executive Committee and Stock Option Committee

         The members of the Executive Committee and the Stock Option Committee have reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management. Based on such review and discussion, the members of the Executive Committee and the Stock Option Committee recommended that the Compensation Discussion and Analysis section be included proxy statement.

                           Respectfully,

                           Executive Committee          Stock Option Committee

                           Abe Ginsburg, Chairman       Martin Brody
                           Allan Ginsburg               Richard Chestnov
                           Robert Chestnov
                           Howard Ginsburg

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table presents certain information concerning the compensation of our Named Officers for the fiscal year ended June 30, 2007:

                                                               All Other
     Name and                           Salary      Bonus     Compensation    Total
Principal Position           Year        ($)         ($)          ($)          ($)
       (a)                    (b)        (c)         (d)          (i)          (j)
--------------------------------------------------------------------------------------
Robert Chestnov,              2007     $424,000    $650,000    $98,042(1)   $1,172,042
  President and Chief
  Executive Officer

Anthony Christon, Vice        2007     $323,450    $235,000    $28,657(2)   $  587,107
  President and Chief
  Financial Officer

Allan Ginsburg, Chairman      2007     $424,000    $325,000    $94,692(3)   $  843,692
  of the Board

Howard Ginsburg, Vice         2007     $424,000    $325,000    $81,707(4)   $  830,707
  Chairman of the Board

------------
(1) Includes amounts paid by the Company for club membership expenses of $32,297 and automobile lease payments and other automobile expenses of $32,478. This amount also includes the reimbursement of medical expenses under our supplemental medical and dental insurance program, life insurance premiums, tax preparation expenses and a Company contribution under our 401(k) plan.
(2) Includes amounts paid by the Company for the reimbursement of medical expenses under our supplemental medical and dental insurance program, a Company contribution under our 401(k) plan and life insurance premiums.
(3) Includes amounts paid by the Company for automobile lease payments and other automobile expenses of $33,736 and the reimbursement of medical expenses under our supplemental medical and dental insurance program of $28,841. This amount also includes life insurance premiums, tax preparation expenses and a Company contribution under our 401(k) plan.
(4) Includes amounts paid by the Company for automobile lease payments and other automobile expenses of $25,077. This amount also includes the reimbursement of medical expenses under our supplemental medical and dental insurance program, life insurance premiums, club membership dues, tax preparation expenses, and a Company contribution under our 401(k) plan.

Grant of Plan-Based Awards

         Our 2000 Stock Option Plan, or "2000 Plan," provides for the grant, in the discretion of the Board of Directors, of incentive stock options and non-qualified stock options. There were no grants under the 2000 Plan to any of the Named Officers during the fiscal year ended June 30, 2007.

Outstanding Equity Awards at Fiscal Year-End

         The following table presents information concerning outstanding stock options (our only present form of equity awards) held by the Named Officers at June 30, 2007.

                OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END

                                                     Option Awards
                             --------------------------------------------------------------

                                Number of        Number of
                               Securities       Securities
                               Underlying       Underlying
                               Unexercised      Unexercised       Option
                                 Options          Options        Exercise        Option
                                   (#)              (#)            Price       Expiration
          Name                 Exercisable     Unexercisable        ($)           Date
-------------------------------------------------------------------------------------------
Robert Chestnov                    --               --              --             --
Anthony Christon                   --               --              --             --
Allan Ginsburg                   17,500             --             $8.47         5/22/11
Howard Ginsburg                  17,500             --             $8.47         5/22/11

         Option Exercises and Stock Vested

         The following table presents information concerning the exercise of stock options for the Named Officers during the fiscal year ended June 30, 2007.

                  FISCAL 2007 OPTION EXERCISES AND STOCK VESTED

                                              Option Awards
                              ---------------------------------------------

                                Number of Shares
                                    Acquired              Value Realized
                                  on Exercise             on Exercise (1)
          Name                        (#)                       ($)
--------------------------    ---------------------     -------------------
Robert Chestnov                      17,500                   $28,000
Anthony Christon                       --                        --
Allan Ginsburg                         --                        --
Howard Ginsburg                        --                        --

--------------------------

(1) Based on the closing price on the Amex on the date of exercise less the exercise price of the option exercised.

Equity Compensation Plan Information

         The following sets forth certain information as of June 30, 2007 concerning each of the Company's equity compensation plans:

                                                                                   Number of securities
                                    Number of securities                           remaining available for
                                    to be issued            Weighted-average       future issuance under
                                    upon exercise of        exercise price of      equity compensation plans
                                    outstanding options,    outstanding options    (excluding securities
Plan category                       warrants and rights     warrants and rights    reflected in column (a))
-------------                       -------------------     -------------------    ------------------------
                                            (a)                    (b)                      (c)
Equity compensation plans
   approved by security
   holders ...................             97,500                 $5.39                   185,000

Equity compensation plans
   not approved by security
   holders ...................                 --                    --                        --

Total ........................             97,500                 $5.39                   185,000


Terminated Pension Plan

         The Company had maintained a defined benefit pension plan entitled the "Jaclyn, Inc. Employees Pension Trust,", which covered all non-union employees of the Company and certain of its subsidiaries who attained age 21 and completed at least twelve months of service to the Company. The pension plan provided pension benefits to its participants that were based on levels of compensation and years of service to the Company. However, the Company terminated the pension plan, effective on January 31, 2006, and replaced the pension plan with a less expensive 401(k) plan. Benefits ceased to accrue under the pension plan on January 31, 2006. Upon the determination by the Internal Revenue Service during fiscal 2007 that termination of the pension plan would not affect the qualification of the pension plan, the Company made a final settlement distribution to all participants. Individual participants were given a choice to receive a lump sum payment or to defer the payment of benefits. Individuals who chose a lump sum payment received the present value of their respective accrued benefits based on actuarial assumptions set forth in the pension plan and in the Internal Revenue Code. Deferred payments of accrued benefits were funded by the purchase by the Company of deferred annuity contracts. Lump sum payments made to the Named Officers, and their years of credited service at the time the pension plan was terminated, were as follows: Robert Chestnov, 36 years of service--$469,014; Allan Ginsburg, 45 years of service--$724,262; Howard Ginsburg, 45 years of service--$715,127; and Anthony Christon, 11 years of credited service--$199,545.

Director Compensation

         The Chairman of the Audit Committee of the Company receives an annual fee of $26,000 for serving as a director and Chairman of the Audit Committee. Each other non-employee director receives an annual fee of $20,000 for serving as a director. Except as may otherwise be determined by the Board in particular instances, non-employee directors generally do not receive a separate fee for attendance at meetings of the Board or meetings of any committee on which they serve. Members of the Board who are also employees of the Company are not separately compensated for their service on the Board.

         The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended June 30, 2007:


   ---------------------- ---------------- ------------------- ---------------
                               Fees
                             Earned or
                              Paid in          All Other
                               Cash           Compensation           Total
          Name                  ($)               ($)                 ($)
          (a)                   (b)               (g)                 (j)
   ---------------------- ---------------- ------------------- ---------------
      Martin Brody            $20,500              --               $20,500
   ---------------------- ---------------- ------------------- ---------------
    Richard Chestnov          $20,000              --               $20,000
   ---------------------- ---------------- ------------------- ---------------
      Albert Safer            $20,000              --               $20,000
   ---------------------- ---------------- ------------------- ---------------
     Norman Axelrod           $20,500              --               $20,500
   ---------------------- ---------------- ------------------- ---------------
    Harold Schechter          $26,000              --               $26,000
   ---------------------- ---------------- ------------------- ---------------

Compensation Committee Interlocks and Insider Participation

         The members of our Executive Committee are Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg and the members of our Stock Option Committee are Martin Brody and Richard Chestnov. During the fiscal year ended June 30, 2007 Bonnie Sue Levy, a Vice President of the Company, who is a sister of Allan Ginsburg, was paid $150,000 for services rendered in fiscal 2007, and the Company paid $32,978 for the reimbursement of dental and medical expenses, life insurance premiums, automobile lease payments and other automobile expenses, and a Company-match under our 401(k) plan. Ms. Levy, who had 31 years of credited service under our terminated pension plan, also received a final distribution payment upon final settlement of the pension plan, of $547,992. Jaclyn Hartstein, Secretary of the Company, who is a daughter of Abe Ginsburg and a sister of Howard Ginsburg, was paid $232,140 in base salary and a bonus of $180,000 for services rendered in fiscal 2007, and the Company paid $41,274 for the reimbursement of dental and medical expenses, life insurance premiums, automobile lease payments and other automobile expenses, and a Company-match under our 401(k) plan.. Ms. Hartstein, who had 17 years of credited service under our terminated pension plan, also received a final distribution payment upon final settlement of the pension plan, of $289,092.

         The Board of Directors has designated the Executive Committee to review, approve or ratify the compensation (other than the grant of stock options) of our executive officers and each other employee who is a related person (as that term is defined in Securities and Exchange Commission regulations), or any member of the related person's immediate family sharing the same household, in each case without the participation of the related person or family member. The Stock Option Committee approves the grant of all stock options to all executive officers and each other employee of the Company. The Board of Directors also has adopted procedures described below to review, approve and ratify each other transaction to which any related person or a member of his immediate family sharing the same household is involved and as to which the amount involved exceeds relevant thresholds (presently $120,000) as set forth in Securities and Exchange Commission regulations. The Executive Committee initially will consider the proposed transaction. If the proposed transaction is rejected by the Executive Committee, then that determination will be final, but if the proposed transaction is approved by the Executive Committee, it then will be forwarded to the entire Board of Directors for consideration. If any member of the Executive Committee or the Board of Directors, or any member of his immediate family (as that term is defined in Securities and Exchange Commission regulations) sharing the same household, is a party to the transaction being considered, or if any of them have any direct or indirect material interest in the transaction, then the member will not participate in the consideration of the proposed transaction. The authority of the Executive Committee and the Stock Option Committee is evidenced by resolutions of the Board of Directors. The Board of Directors and the Executive Committee intend that each such transaction will be on terms and conditions that are no less favorable to us than we could have obtained from unaffiliated third parties.

                          ITEM 2: SELECTION OF AUDITORS

General

         The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the books and accounts of the Company for the fiscal year ending June 30, 2008. This firm is the successor to the firm of auditors which has audited the books of the Company or its predecessor since 1965. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if such representative desires to do so.

Audit Fees

         Audit fees billed and expected to be billed by Deloitte & Touche LLP for its audit of our consolidated financial statements for the years ended June 30, 2007 and June 30, 2006 and for its review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for fiscal 2007 and fiscal 2006 totaled $235,000 and $215,000, respectively.

Audit Related Fees

         Fees billed and expected to be billed by Deloitte & Touche LLP for assurance and related services performed by Deloitte & Touche LLP and reasonably related to the audit and review services performed by Deloitte & Touche LLP and described above under the caption "Audit Fees" totaled $27,000 and $36,000 for fiscal 2007 and fiscal 2006, respectively.

Tax Fees

         Fees billed and expected to be billed by Deloitte & Touche LLP for tax compliance, tax advice and tax planning, primarily income tax compliance, totaled $100,000 and $85,000 for fiscal 2007 and fiscal 2006, respectively.

All Other Fees

         No other fees were billed or are expected to be billed by Deloitte & Touche LLP for any other services to us for the fiscal years ended June 30, 2007 and June 30, 2006.

         All audit, audit-related, tax and other services were pre-approved by the Audit Committee of the Board of Directors. The Audit Committee's pre-approval policies and procedures are to pre-approve, on a case-by-case basis, all audit, audit-related, tax and other services to be performed by our independent registered public accounting firm.

Required Vote

         The appointment of Deloitte & Touche LLP is subject to ratification by a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If the appointment of Deloitte & Touche LLP is not ratified by such stockholder vote, the Audit Committee will reconsider its action and select an independent registered public accounting firm without further stockholder action. The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company. Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted "FOR" the appointment of Deloitte & Touche LLP.

        ITEM 3: APPROVAL OF JACLYN, INC. 2007 STOCK INCENTIVE STOCK PLAN

         The Board of Directors is requesting that stockholders approve the Jaclyn, Inc. 2007 Stock Incentive Plan, or the "2007 Plan," which will replace our 2000 Stock Option Plan, or the "2000 Plan." The 2007 Plan is designed to provide expanded equity compensation opportunities for those of our and our subsidiaries' employees and non-employee directors who may in the future be selected to receive awards. We sometimes refer to those employees and non-employee directors as "participants" below.

         On the record date, there were 56,500 shares subject to stock options outstanding under the 2000 Plan, and 185,000 shares remained available for future grant. On that date, the closing sale price of common stock on the Amex was $6.35 per share. If the 2007 Plan is approved by stockholders, no additional options will be granted under the 2000 Plan, which will be replaced by the 2007 Plan, although all options outstanding under the 2000 Plan would remain outstanding in accordance with their terms.

         The following description of certain principal features of the 2007 Plan is qualified in its entirety by reference to the full text of the 2007 Plan, which is attached as Exhibit A to this proxy statement.

Purpose of the 2007 Plan

         If approved by stockholders, the 2007 Plan will allow us to make grants of stock options, stock appreciation rights (SARs), restricted stock, restricted stock units, and stock awards to employees, as well as stock options, SARs, restricted stock, and restricted stock units to our non-employee directors. The purpose of these awards is to promote a greater identity of interest between employees and non-employee directors, on the one hand, and our stockholders at large, on the other hand, by increasing the participants' proprietary interests in the Company. The 2007 Plan is also designed to provide us with flexibility in order to motivate, attract and retain the services of our employees and non-employee directors upon whose judgment, interest and effort the successful conduct of our operations are largely dependent.

         As noted above, if stockholders approve the 2007 Plan, we will make no further grants of options under the 2000 Plan, although outstanding options will not be affected and will remain outstanding in accordance with their respective terms.

Description of the 2007 Plan

         Plan Term. The 2007 Plan will become effective on the date it is approved by our stockholders and, subject to earlier termination by the Board of Directors, will terminate on September 25, 2017. No awards may be granted under the 2007 Plan prior to stockholder approval. If stockholders do not approve the 2007, then the Board will terminate the Plan and the 2000 Plan will remain in effect in accordance with its terms.

         Administration. The 2007 Plan initially will be administered by a committee, which we refer to as the "2007 Plan Committee." As long as we are subject to the periodic reporting requirements of the Exchange Act, the 2007 Plan Committee will consist of non-employee directors, as defined in Rule 16b-3 under the Exchange Act, and "outside directors" as defined by Section 162(m) under the Internal Revenue Code. Subject to the terms of the 2007 Plan, the 2007 Plan Committee will have, among other powers, the power to determine the employees and non-employee directors to whom awards are made; the nature and extent of any such awards; and the terms and conditions upon which awards may be made, exercised, and modified; and to make all other determinations and take all other actions necessary or advisable for the administration of the 2007 Plan.

         Eligibility. Only employees and non-employee directors of the Company are eligible to receive awards under the 2007 Plan. The 2007 Plan Committee will determine which employees will participate in the 2007 Plan and will determine the terms of any grants to non-employee directors. As of the record date, there were approximately 161 employees and 5 non-employee directors who would be eligible to participate in the 2007 Plan.

         Shares Available For Grants. The maximum number of shares of our common stock available for issuance under the 2007 Plan is 185,000, which is the same number of shares that is subject to the 2000 Plan as previously approved by stockholders. Approval is not being sought for an increase in the number of shares that may be subject to awards to participants. If any award granted terminates, expires, lapses, or is forfeited for any reason, the shares of common stock subject to the award will be available for future awards. In addition, if the exercise price for a stock option is paid using previously acquired shares of common stock, the number of shares of our common stock available for future awards under the 2007 Plan will be reduced only by the net number of new shares of common stock issued upon the exercise of the option. Similarly, if shares of common stock are surrendered by a participant as full or partial payment of withholding taxes, or if the number of shares of common stock otherwise deliverable is reduced for payment of withholding taxes, the number of shares of common stock surrendered or withheld shall again be available for future awards under the 2007 Plan. The number of shares subject to each outstanding award, the exercise price, and the annual limits on and aggregate number of shares for which or from which awards may be made may be adjusted in the 2007 Plan Committee's discretion for such events as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations.

        Annual Limits on Awards. Under the 2007 Plan, no participant may be granted an award in any calendar year for more than 150,000 Shares.

         Section 162(m) Performance-Based Awards. Awards may be granted that do or do not qualify as "performance-based compensation" under section 162(m) of the Code, all in the discretion of the 2007 Plan Committee. Under Section 162(m), compensation paid to any Named Officer is not deductible if it exceeds $1,000,000 unless it is "performance-based" compensation. Stock options and SARs are considered to be performance-based compensation if the exercise price or base value of the shares to which the award relates is at least equal to fair market value of those shares on the date of the award and if the maximum number of shares available for awards is disclosed to and approved by stockholders. Other awards may be performance-based compensation if based on achievement of objective performance goals set by a committee and the material terms of the compensation or benefit to be paid, including the performance goals that may be used and the maximum that may be paid to any employee, must be disclosed to and approved by stockholders before payment. The performance goals for Section 162(m) performance-based compensation with respect to the 2007 Plan, if any, will be determined by the 2007 Plan Committee, may be equal to, less than, or more than one year and may not be the same for all participants, may relate to performance of a subsidiary, division, strategic business unit or line of business, or may be based on the performance of the Company generally. Under the 2007 Plan, performance goals may be based on, among other things, the following: our stock value or increases therein, net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization), earnings per share or earnings per share growth, operating profit, operating cash flow, and operating or other expenses. Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly, or otherwise situated, or a combination thereof. Each of the performance goals will be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles. Generally, all awards of stock options and all SARs qualify as performance-based compensation. In addition, the 2007 Plan has been designed to enable any other award granted by the 2007 Plan Committee to qualify as performance-based compensation if the 2007 Plan Committee so elects.

         Option Awards. The 2007 Plan Committee may grant an employee either an incentive stock option, or a non-qualified stock option, and a non-employee director a non-qualified stock option. Option terms will be determined by the 2007 Plan Committee in its discretion, but the exercise price for an option will not be less than 100 percent of the fair market value of a share of common stock at the date the option is awarded (or less than 110 percent of fair market value with respect to incentive stock options granted to an employee possessing more than 10 percent of the Company's combined voting power). Fair market value for purposes of the 2007 Plan means the closing sales price per share of common stock on the Amex on the date of grant or award, or, if this value is inappropriate in the opinion of the 2007 Plan Committee, the value determined by the 2007 Plan Committee. In addition, the aggregate fair market value of shares of common stock with respect to which any employee may first exercise incentive stock options granted under the 2007 Plan during any calendar year may not exceed $100,000 or such amount specified in the Code and rules and regulations thereunder. Subject to the 2007 Plan Committee's determination, the exercise price of any option may be paid in cash, by delivery of shares of common stock valued at fair market value at the time of exercise, or by a combination of these methods.

         SAR Awards. The 2007 Plan authorizes the grant of stock appreciation rights, or SARs, to employees and non-employee directors. Upon exercise, the holder is entitled to receive, without any payment, cash, shares or a combination thereof equivalent in value to (1) an amount equal to the excess of the fair market value per share of common stock on the exercise date of the SAR over (2) the fair market value per share of common stock on the award date or any amount greater than the fair market value stated as the "base value" in the award agreement, multiplied by the number of shares subject to the SAR. SAR terms will be determined by the 2007 Plan Committee in its discretion, but a SAR will not be exercisable more than 10 years from its grant date, and a SAR may only be exercised when fair market value per share of common stock exceeds the base value. A SAR may be exercised with respect to all or part of the shares of common stock upon whatever terms and conditions the 2007 Plan Committee imposes upon the SAR. The 2007 Plan Committee has sole discretion to approve or disapprove a participant's election to receive cash to the extent required by Rule 16b-3 under the Exchange Act, or the terms of the particular award agreement.

         Restricted Stock Awards. Restricted stock is stock that may not be disposed of by a participant until the restrictions established by the 2007 Plan Committee lapse. The restrictions may take the form of a period during which the participant must remain employed or in service as a non-employee director, or may require the achievement of one or more pre-established performance criteria. Unless otherwise provided by the 2007 Plan Committee, holders of restricted stock will have voting and dividend rights with respect to the restricted shares. Shares of restricted stock will be forfeited in the event that specified service or performance goals are not achieved within the required time period.

         Restricted Stock Unit Awards. A restricted stock unit is an award that is valued by reference to a share of common stock. Upon lapse of restrictions with respect to a restricted stock unit, a participant is entitled to receive, without any payment to the Company, an amount of cash or shares equal to the aggregate fair market value of the shares subject to the restricted stock unit on the date the restrictions lapse. The restrictions may take the form of a period during which the participant must remain employed or in service as a non-employee director, or may require the achievement of one or more pre-established performance criteria. Holders of restricted stock units will have no right to vote the shares represented by the units. In addition, unless otherwise provided by the 2007 Plan Committee, holders of restricted stock units will have no rights to dividends and other distributions paid in cash or property other than shares of common stock, any dividends or other distributions paid in shares of common stock will increase the number of restricted stock units, and if an award provides for crediting dividends and other distributions paid in cash or property other than shares of common stock, these amounts will entitle the participant to an equivalent number of units represented by the value of those dividends or other distributions. Restricted stock units will be forfeited in the event that specified service or performance goals are not achieved within the required time period. Payment for vested restricted stock units may be made when the restrictions lapse, if provided for in the award agreement, on a delayed basis either on an elective or non-elective basis.

         Stock Awards. The 2007 Plan Committee may grant unrestricted stock awards to employees and non-employee directors. The shares subject to these awards would not be subject to any restrictions and would be immediately transferable by the participant.

         Termination of Employment or Service. Except as provided in the award agreement, in the event that a participant terminates his employment or service with us or our subsidiaries for any reason, then the unvested or restricted portion of an award under the 2007 Plan will be forfeited.

        Change in Control. The 2007 Plan Committee may, at the time an award is made or thereafter, take any one or more of the following actions in connection with a change in control: (1) provide for the acceleration of any vesting periods; (2) provide for the purchase or settlement of any such award for cash;
(3) make an adjustment to the award as the 2007 Plan Committee deems appropriate to reflect the change in control; or (4) cause any award to be assumed by the acquiring or surviving corporation.

         Non-Transferability. Awards granted under the 2007 Plan generally may not be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or the laws of descent and distribution.

         Amendment and Termination of the Plan. The Board of Directors may terminate, amend, or modify the 2007 Plan from time to time in any respect without stockholder approval, unless the particular amendment or modification requires stockholder approval under the Code, the rules and regulations under
Section 16 of the Exchange Act, the rules and regulations of Amex or other securities exchange, if any, on which our shares are then listed, or pursuant to any other applicable laws, rules, or regulations. It is anticipated that stockholder approval of any amendments will normally be required if an amendment would materially increase the benefits that can be provided, materially increase the number of shares that may be issued or the compensation that may be provided, or materially modify the requirements as to eligibility for participation. No amendment or modification of the 2007 Plan, other than capital adjustments due to the events noted above under the caption "Shares Available for Grant," may adversely affect any awards previously granted under the 2007 Plan without the participant's written consent.

Federal Income Tax Consequences of Awards Granted under the 2007 Plan

         The following is a summary of the principal federal income tax consequences of awards that may be granted under the 2007 Plan. The summary is not intended to be exhaustive; it does not purport to cover all of the special rules relating thereto, including special rules relating to holders of options subject to Section 16(b) of the Exchange Act, the exercise of stock options with previously-acquired shares of our common stock, or the state, local or foreign income or other tax consequences or considerations in connection with awards. Participants are urged to consult their own tax advisors with respect to the consequences of their participation in the 2007 Plan.

         Stock Options and SARs. A participant will not recognize taxable income for federal income tax purposes upon the grant of a non-qualified stock option, an incentive stock option or a SAR. Upon the exercise of a non-qualified stock option, or a SAR where the participant shall receive shares of common stock upon exercise, the participant will recognize ordinary income in an amount equal to the excess, if any, of the aggregate fair market value of the shares of common stock acquired on the date of exercise over the aggregate exercise price of the non-qualified stock option or the aggregate base price of the SAR, as the case may be. The participant's basis in the shares of common stock acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized, and the Company is generally entitled to a tax deduction for such amount at that time. If a participant later sells shares of common stock acquired pursuant to the exercise of a non-qualified stock option or an SAR, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares of common stock were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. In the event that cash or other property is received upon the exercise of a SAR, the amount of such cash or the fair market value of such property will be ordinary income to the participant and the Company will generally be allowed a tax deduction for such amount. The participant's basis in such property will be equal to its fair market value. Upon the exercise of an incentive stock option (provided the participant exercises it during employment or within three months thereafter (or one year thereafter if termination of employment is due to the participant's disability)), a participant will not recognize ordinary income. If a participant disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a tax deduction. However, if a participant disposes of such shares prior to the end of the requisite holding periods, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount. In addition to the federal income tax consequences described above, a participant may be subject to the alternative minimum tax upon the exercise of the option, which is payable to the extent it exceeds the participant's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares of common stock over the exercise price therefor is an adjustment which increases alternative minimum taxable income upon which the alternative minimum tax is calculated. The participant's basis in such shares is increased by this excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes only. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option adjustment) is allowed as a credit against the participant's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         Restricted Stock. Generally, the grant of restricted stock will not result in taxable income to the participant or a deduction for the Company in the year of grant if the restricted stock is subject to a substantial risk of forfeiture and is nontransferable within the meaning of section 83 of the Code. In such case, the value of such restricted stock will be taxable to a participant when the risk of forfeiture lapses or the restricted stock becomes transferable. Alternatively, a participant may elect to treat as income the fair market value of the restricted stock on the date of grant by making an election under section 83(b) of the Code within 30 days after the date of such grant. The Company will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in the year the income is recognized. The grant of restricted stock that is not subject to a substantial risk of forfeiture or is transferable will be taxable to a participant at the time of grant.

         Other Awards. Generally, when a participant receives payment with respect to restricted stock units or stock awards, the amount of cash and the fair market value of the shares of common stock, or other securities or property received, net of any amount paid by the participant, will be ordinary income to such participant and will generally be allowed as a tax deduction to the Company.

         Withholding Taxes. Whenever the grant of an award, the exercise of a stock option, the lapse of restrictions or the disposition of shares of common stock, or any other taxable event results in the recognition of ordinary income as described above, the Company will be required to withhold applicable employment taxes (including any amount required to be withheld under the Federal Insurance Contributions Act). The 2007 Plan allows the Company to deduct and withhold, or require a participant to remit to the Company, an amount sufficient to satisfy taxes that are required by law to be withheld. At the request of a participant and with the approval of the 2007 Plan Committee, the 2007 Plan Committee may withhold shares of common stock otherwise payable to the participant in satisfaction of the amount to be withheld. The value of the withheld shares will be based on the fair market value of the share on the date the amount of the tax to be withheld is to be determined. The 2007 Plan Committee has the power under the 2007 Plan to condition any award transaction upon the payment or satisfaction of all applicable withholding taxes and amounts.

         Other Federal Income Tax Aspects. On October 22, 2004, the American Jobs Creation Act of 2004 was enacted and included a new tax provision (Section 409A of the Code) affecting "nonqualified deferred compensation." Any such compensation must, among other things, meet election timing and payment timing requirements. Failure to meet these requirements causes the nonqualified deferred compensation to be taxed when vested, to be subject to an additional 20 percent federal income tax, and to be subject to interest on federal underpayments from the year the compensation vests. Under current IRS guidance, certain awards under the 2007 Plan are excluded from nonqualified deferred compensation to which Section 409A applies. These excluded awards are stock options under which shares of common stock are issued, SARs under which shares of common stock are issued, restricted stock, restricted stock units that are paid at or shortly after vesting, and stock awards. Other awards under the 2007 Plan may be treated as nonqualified deferred compensation to which Section 409A applies, and in such case it is generally our intent that such awards be designed to comply with the election timing, payment timing and other requirements of Section 409A.

New Plan Benefits

         The 2007 Plan Committee has the power and discretion to administer the 2007 Plan, including, without limitation, to determine if and when to grant awards, the employees and non-employee directors to whom awards, if any, will be made, the nature and extent of any such awards, and all other terms and conditions upon which awards may be made. Accordingly, benefits or amounts to be granted or allocated to, or received by, participants in the 2007 Plan are not yet determinable.

Required Vote

         The 2007 Plan is subject to approval by a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" approval of the 2007 Plan. Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted "FOR" approval of the 2007 Plan.

                                OTHER INFORMATION

Other Action at the Meeting

         The Board of Directors has not received notice of and is not aware of any other matters that are to be presented for action at the Annual Meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in their discretion on such matters, including any matters relating to or dealing with the conduct of the Annual Meeting.

Proposals for 2008 Annual Meeting

         Consistent with Securities and Exchange Commission regulations, stockholder proposals intended to be included in the proxy statement and form of proxy for the 2008 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 197 West Spring Valley Avenue, Maywood, New Jersey 07607, no later than July 1, 2008. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company. As to any proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the 2008 Annual Meeting, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 14, 2008. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

General

         The solicitation of proxies in the accompanying form will be made, at the Company's expense, primarily by mail and through brokerage and banking institutions. In addition, proxies may be solicited in person or by telephone, facsimile or other electronic transmission, by officers, directors and regular employees of the Company. The Company will reimburse brokerage firms, nominees, fiduciaries and other custodians their reasonable expenses for forwarding the proxy material to beneficial owners and obtaining their instructions.

         Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum. Shares of common stock that are voted to abstain with respect to any matter are considered shares entitled to vote, and cast, with respect to that matter. Shares of common stock subject to broker non-votes with respect to any matter will not be considered as shares entitled to vote with respect to that matter.

                                       By Order of the Board of Directors

                                              Jaclyn Hartstein
                                                 Secretary

October 29, 2007

                                                                       Exhibit A


                                  JACLYN, INC.
                            2007 INCENTIVE STOCK PLAN

                                    ARTICLE I
                      Establishment, Purpose, and Duration

         1.1 Establishment of the Plan. Jaclyn, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive stock plan for the Company and its Subsidiaries to be known as the "Jaclyn, Inc. 2007 Incentive Stock Plan." The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Stock Awards to Employees; and Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Stock Awards to Non-Employee Directors.

         The Plan was adopted by the Board of Directors of the Company on September 26, 2007 subject to, and the Plan shall become effective upon, approval of the Plan by the stockholders of the Company in accordance with applicable laws (the "Effective Date"). Awards under the Plan may not be granted prior to the Effective Date of the Plan.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Employees and Non-Employee Directors that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Employees and Non-Employee Directors upon whose judgment, interest, and effort the successful conduct of its operation is largely dependent.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XIII herein, until September 25, 2017 (the "Term"), at which time it shall terminate, except that Awards made prior to, and which are outstanding on, that date shall remain valid in accordance with their terms.

                                   ARTICLE II
                                   Definitions

         2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer or director of the Company and by the Participant.

                  (b) "Award" or "Grant" means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Stock Awards.

                  (c) "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under the Plan.

                  (d) "Board" or "Board of Directors" means the Board of Directors of the Company, unless such term is used with respect to a Subsidiary, in which event it shall mean the Board of Directors of that Subsidiary.

                  (e) "Change in Control" means the occurrence, on or after the Effective Date, of any of the following:

                           (i) the closing of a corporate reorganization in which the Company (or its successor) becomes a subsidiary of a holding company, the majority of the common stock of which is owned by persons who did not own the majority of the common stock of the Company (or its successor) immediately prior to the reorganization;

                           (ii) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any person becoming a director subsequent to the date hereof whose nomination for election was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board for purposes of this paragraph;

                           (iii) the closing of the merger of the Company (or its successor) with or into another person; or

                           (iv) the closing of the sale, conveyance, or other transfer of substantially all of the assets of the Company (or its successor) to another person.

         For purposes hereof, the term "person" shall include any individual, corporation, partnership, group, association, or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company (or its successor), any entity in which the Company (or its successor) owns a majority of the voting interest, or any employee benefit plan(s) sponsored by the Company (or its successor).

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Article III herein. As long as the Company shall be subject to the periodic reporting requirements under the Exchange Act, all of the members of the Committee shall be "non-employee directors" as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code, as amended.

                  (h) "Company" means Jaclyn, Inc., or any successor thereto as provided in Article XV herein.

                  (i) "Employee" means an officer or other employee of the Company or its Subsidiaries (including any corporation, partnership, limited liability company, or joint venture, which becomes a Subsidiary after the adoption of the Plan by the Board).

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" of a Share means the closing sales price per share of the Stock as reported by the American Stock Exchange on the applicable date of determination; provided, that if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

                  (l) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of
         Section 422 of the Code.

                  (m) "Non-Employee Director" means an individual who is a member of the Board of the Company or a Subsidiary and who is not an employee of the Company or a Subsidiary (including any corporation, partnership, limited liability company, or joint venture, which becomes a Subsidiary after the adoption of the Plan by the Board).

                  (n) "Non-Qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option.

                  (o) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

                  (p) "Participant" means an Employee or Non-Employee Director who is granted or receives an Award under the Plan.

                  (q) "Performance Goal" means one or more performance measures or goals set by the Committee in its discretion for each grant of a performance-based compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation Award that a Participant is entitled to exercise, receive, or retain. Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary, division, strategic business unit, or line of business, which employs him, or may be based on the performance of the Company generally. Performance Goals may be based on, among other things in the discretion of the Committee, Stock value or increases therein, earnings per share or earnings per share growth, net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization), operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital, or investment, sales or revenues or growth thereof, gross, operating, or other margins, efficiency ratio (as generally recognized and used for bank financial reporting and analysis), or implementation, management, or completion of critical projects or processes. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly, or otherwise situated, or a combination thereof. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

         The Committee, in its sole discretion but subject to any limitations under Section 162(m) of the Code, if applicable, in the case of an Award intended to qualify as "performance-based compensation" under
         Section 162(m) of the Code, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs,
         (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

         To the extent required by the Code, prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goal and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of Stock).

                  (r) "Period of Restriction" means the period during which Restricted Stock or Restricted Stock Units are restricted, pursuant to
         Article VIII or IX herein.

                  (s) "Plan" means the Jaclyn, Inc. 2007 Incentive Stock Plan, as described and as hereafter from time to time amended.

                  (t) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VIII herein.

                  (u) "Restricted Stock Unit" means an Award, designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX herein and valued by reference to the Fair Market Value of a Share, which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied. A Restricted Stock Unit is sometimes referred to as a "Restricted Unit." Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

                  (v) "Stock" or "Shares" means the common stock of the Company.

                  (w) "Stock Appreciation Right" or "SAR" means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

                  (x) "Stock Award" means an award of Stock granted to a Participant pursuant to Article X herein.

                  (y) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code ("Section 424(f) Corporation") and any partnership, limited liability company or joint venture in which either the Company or a Section 424(f) Corporation is at least a fifty percent (50%) equity participant.

                                   ARTICLE III
                                 Administration

         3.1 The Committee. The Plan shall be administered by the Committee, which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised, (ii) to determine all terms and provisions of each Agreement, which need not be identical, (iii) to construe and interpret the Agreements and the Plan, (iv) to establish, amend, or waive rules or regulations for the Plan's administration,
(v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan, and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         The Chairman of the Committee, the Chief Executive Officer of the Company, and such other directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

         For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may be exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

         Subject to limitations under applicable law, the Committee is authorized in its discretion to issue Awards and/or accept notices, elections, consents, and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

         A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

         3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees and/or Non-Employee Directors as may be selected by it to be Participants. Each Award shall be evidenced by an Agreement.

         3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding.

         3.4 Requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

         Any provision of the Plan to the contrary notwithstanding, but except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3, (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code, and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

         Notwithstanding any provision of the Plan to the contrary, as long as
Section 162 of the Code shall be applicable, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded, and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

                                   ARTICLE IV
                            Stock Subject to the Plan

         4.1      Number of Shares. Subject to adjustment as provided in Section
4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 185,000. Except as provided in
Section 4.2 herein, only Shares actually issued in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

         4.2 Lapsed Awards or Forfeited Shares; Shares Used as Payment of Exercise Price or for Taxes.

         4.2(a)   If any Award granted under the Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if

Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

         4.2(b)   In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option. In addition, in determining the number of shares of Stock available for Awards, if Stock has been delivered or exchanged by, or withheld from, a Participant as full or partial payment to the Company for payment of withholding taxes, or if the number of shares of Stock otherwise deliverable by the Company has been reduced for payment of withholding taxes, the number of shares of Stock exchanged by or withheld from a Participant as payment in connection with the withholding tax or so reduced by the Company shall again be available for the grant of an Award under the Plan.

         4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price, and the annual limits on and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect events such as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations of or by the Company.

         4.4 Maximum Number of Shares Subject to Grant. No Participant may be granted an Award in any calendar year for more than 150,000 Shares.

                                    ARTICLE V
                                   Eligibility

         Persons eligible to participate in the Plan and receive Awards are all Employees and all Non-Employee Directors who, in the opinion of the Committee, merit becoming Participants.

                                   ARTICLE VI
                                  Stock Options

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder, (iii) no ISO may be granted on or following the tenth anniversary of the Effective Date, and
(iv) no ISO may be granted to a Non-Employee Director.

         6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as defined in Section 6.3 herein), the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option.

         6.3 Option Price. The exercise price per Share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, in order for an Option to be an ISO where an Option is granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Grant Date.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable after the expiration of ten years from its Award Date. In addition, in order for an Option to be an ISO where an Option is granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must not be exercisable after the expiration of five years from its Award Date.

         6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

         6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, or by a combination of the foregoing.

         As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall cause the appropriate number of Shares to be issued in the Participant's name.

         6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under any stock exchange upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to an Option, Stock delivered on exercise of the Option may be designated as Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor or otherwise in the event the Participant does not complete a specified service period after exercise.

                                   ARTICLE VII
                            Stock Appreciation Rights

         7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Employees and Non-Employee Directors, at the discretion of the Committee.

         7.2 SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify the Base Value (as defined in Section 7.5), the duration of the SAR, the number of Shares to which the SAR pertains, and such other provisions as the Committee shall determine to be consistent with the Plan. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

         7.3 Exercise of SARs. SARs may be exercised with respect to all or part of the Shares upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

         7.4 Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the Base Value (as defined in Section 7.5).

         7.5 Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount (the "SAR Value") equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the "Base Value" of the SAR designated in the Agreement (which "Base Value" shall be the Fair Market Value per Share on the Award Date or any amount greater than such Fair Market Value stated as the Base Value in the Agreement).

         Payment of the SAR Value to the Participant shall be made (i) in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise, (ii) in cash, or (iii) in a combination thereof, all as determined by the Committee, either at the time of the Award or, unless otherwise provided in the applicable Agreement, thereafter, and as provided in the Agreement.

         To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

         7.6 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under any stock exchange upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to a SAR, Stock delivered on exercise of the SAR may be designated as Restricted Stock in the event the Participant does not complete a specified service period after exercise.

                                  ARTICLE VIII
                                Restricted Stock

         8.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Committee, Shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock in certificated form shall be retained by the Company until the termination of the Period of Restriction pertaining thereto.

         8.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan, which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

         8.3 Other Restrictions. The Committee may impose such other restrictions under applicable law, including, without limitation, under Federal or state securities laws, as it may deem advisable, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

         "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Jaclyn, Inc. 2007 Incentive Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Agreement. A copy of the Plan, such rules and procedures, and the applicable Restricted Stock Agreement may be obtained from the Secretary of Jaclyn, Inc."

         8.5 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement on any applicable Performance Goal(s) by the Committee. Once the Shares are released from the restrictions, the legend required by Section 8.4 herein shall be removed, and the Company shall cause the appropriate number of Shares to be issued in the Participant's name.

         8.6 Voting Rights. Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise voting rights with respect to those Shares.

         8.7 Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the accumulation and payment of dividends and other distributions made in cash or property other than Shares until the Shares of Restricted Stock to which the dividends and other distributions relates vest), during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions made in cash or property other than Shares with respect to those Shares of Restricted Stock. If any dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the Shares of Restricted Stock with respect to which they were distributed.

         8.8 Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Committee, the Shares of Restricted Stock which were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Company.

                                   ARTICLE IX
                             Restricted Stock Units

         9.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Restricted Stock Unit representing one Share) to such Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

         9.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If a Restricted Stock Unit Award is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan, which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

         9.3 Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the Restricted Stock Units to which they are attributable, of dividends and other distributions made in cash or property other than Shares), during the Period of Restriction, Participants holding Restricted Stock Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding. Unless otherwise provided in the Agreement, if any deemed dividends or other distributions would be paid in Shares, such Shares shall be considered to increase the Participant's Restricted Stock Units with respect to which they were declared based on one Share equaling one Restricted Stock Unit. In addition, unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional Restricted Stock Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution.

         9.4 Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the restrictions lapse by (ii) the Fair Market Value per Share on the date the restrictions lapse (such amount, the "RSU Value").

         The Agreement may provide for payment of the RSU Value at the time of vesting or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the "adjusted RSU Value"). The Committee is expressly authorized to grant Restricted Stock Units which are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units which are not deferred compensation covered by Section 409A of the Code.

         Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in cash or Shares as provided in the Agreement, valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment.

         9.5 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares issued in connection with a Restricted Stock Unit under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under any stock exchange upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to a Restricted Stock Unit, Stock issued in connection with a Restricted Stock Unit may be designated as Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Fair Market Value thereof or otherwise in the event the Participant does not complete a specified service period after issuance.

         9.6 Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Committee, the Restricted Stock Units which were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Company.

                                    ARTICLE X
                                  Stock Awards

         Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to one or more Employees and Non-Employee Directors in such amount or amounts as it shall determine. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding). Payment of a Stock Award shall be effected as soon as practicable after the Award Date.

                                   ARTICLE XI
                                Change in Control

         In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee, (ii) provide for the purchase or settlement of any such Award by the Company, with or without a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable, (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control, or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                   ARTICLE XII
                 Modification, Extension, and Renewals of Awards

           Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Awards and may modify the terms of an outstanding Agreement, provided that the exercise price of any Award may not be lowered other than pursuant to Section 4.3 herein. In addition, the Committee may accept the surrender of outstanding Awards granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the surrendered Awards or awards and are not of a different type (with Options and SARs being one type and all other Awards being a different type), and otherwise, the new Awards may specify a longer term than the surrendered Awards or awards, may provide for more rapid vesting and exercisability than the surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                  ARTICLE XIII
              Amendment, Modification, and Termination of the Plan

         13.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations.

         13.2 Awards Previously Granted. No termination, amendment, or modification of the Plan, other than pursuant to Section 4.3 or 16.10 herein, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                   ARTICLE XIV
                                   Withholding

         14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State, and local taxes (including the Participant's FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

         14.2 Stock Withholding. With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

                                   ARTICLE XV
                                   Successors

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   ARTICLE XVI
                                     General

         16.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations (i.e., exchanges) as may be required.

         16.2 Effect of Plan. The establishment of the Plan shall not confer upon any Employee or Non-Employee Director any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Employee or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Employee or Non-Employee Director. Participation in the Plan shall not give any Employee or Non-Employee Director any right to be retained in the employment or service of the Company or any of its Subsidiaries. Except as may be otherwise expressly provided in the Plan or in an Agreement, no Employee or Non-Employee Director who receives an Award shall have rights as a stockholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan.

         16.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

         16.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed, and administered in accordance with the laws of the State of Delaware, and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

         16.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         16.6 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

         16.7 Transferability. Unless the Agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided in this section, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner, other than by will or the laws of descent and distribution. The Committee may in its sole discretion grant an Award (other than an ISO) or amend an outstanding Award (other than an ISO) to provide that the Award is transferable or assignable to a member or members of the Participant's "immediate family," as such term is defined under Exchange Act Rule 16a-l(e), or to a trust for the benefit solely of a member or members of the Participant's immediate family, or to a partnership or other entity whose only owners are members of the Participant's family; provided that, following any such transfer or assignment, the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee in its sole discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms.

         16.8 Termination of Employment or Service. Unless otherwise provided in the Agreement pertaining to an Award, in the event that a Participant terminates his employment or service with the Company and its Subsidiaries for any reason, then the unvested portion of such Award shall automatically be forfeited to the Company. Unless otherwise provided in the Agreement pertaining to an Award, in determining cessation of employment or service, transfers between the Company and/or any Subsidiary shall be disregarded, and changes in status between that of an Employee and a Non-Employee Director shall be disregarded. The Committee may provide in an Agreement made under the Plan for vesting of Awards in connection with the termination of a Participant's employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement, or in connection with a Change in Control, with or without the further consent of the Committee. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

         16.9 Registration and Other Laws And Regulations. The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell, issue, or deliver Shares under such Awards, shall be subject to all applicable federal, state, and foreign laws, rules, and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state, or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

         16.10 Nonqualified Deferred Compensation Plan Omnibus Provision. It is intended that any compensation, benefits, or other remuneration, which is provided pursuant to or in connection with the Plan, which is considered to be nonqualified deferred compensation subject to Section 409A of the Code, shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Committee is authorized to amend any Agreement and to amend or declare void any election by a Participant as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.

                                  ARTICLE XVII
             Substitution of Awards under Other Plans or Agreements

         The Committee is hereby authorized to grant Awards on such basis as it deems appropriate, and to effect the issuance of Shares of Stock under this Plan in substitution for options, stock appreciation rights, or other forms of equity compensation awarded and outstanding under any equity compensation plan of, or agreement entered into with, a business entity which is acquired by the Company or otherwise becomes a Subsidiary on such terms and conditions as it deems appropriate. The Committee is expressly authorized to provide that the exercise price of an assumed option or stock appreciation right may be higher or lower than the Fair Market Value of the Stock to which a substitute Option or SAR relates in order to approximate the inherent economic value of the assumed option or stock appreciation right.

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Front of Card
-------------

JACLYN, INC.                                                               Proxy
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder hereby appoints JACLYN HARTSTEIN and LLOYD FRANK, and any one of them, the proxies of the undersigned, with power of substitution, hereby revoking any proxy heretofore given, to vote all shares which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders of JACLYN, INC. (the "Company") to be held at the Company's offices, 197 West Spring Valley Avenue, Maywood, New Jersey 07607 on November 28, 2007 at 9:00 a.m., and at any adjournments and postponements thereof, with all powers the undersigned would possess if personally present upon the matters set forth on the reverse side hereof.


                                       Date_____________________________________

                                       Signature________________________________

                                       Signature________________________________


                                    Note: Please date and sign exactly as your
                                    name appears hereon. If acting as an
                                    executor, administrator, trustee, guardian,
                                    etc., you should so indicate. If the signer
                                    is a corporation, please sign the full
                                    corporate name by a duly authorized officer.
                                    If shares are held jointly, each stockholder
                                    should sign.
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------------------------------------------------------------------------------------------------------------------
Back of Card
------------


   The Board of Directors recommends a                         The Board of Directors recommends a
            vote FOR item 1.                                         vote FOR items 2 and 3.
            ----------------                                         -----------------------

                                       Withhold
1. Election of Directors    For All    From All                2. Ratify           For      Against      Abstain
                              [ ]        [ ]                      Independent      [ ]        [ ]          [ ]
                                                                  Auditors
   Nominees:
   ---------
   Abe Ginsburg
   Allan Ginsburg        (To withhold authority to vote        3. Approve Stock    For      Against      Abstain
   Robert Chestnov       for any individual nominee, strike       Incentive Plan   [ ]        [ ]          [ ]
   Howard Ginsburg       a line through the nominee's name.)
   Martin Brody
   Richard Chestnov
   Albert Safer
   Norman Axelrod
   Harold Schechter



The proxies are authorized to vote upon such other matters as may properly come before the meeting. Each properly executed proxy will be voted as directed by the stockholder(s). If no direction is given, such shares will be voted
FOR the election of all listed nominees for director, FOR items 2 and 3, and in the discretion of the proxies on any other matters that may properly come before the meeting.
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